EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Form 10-QSB of Prevention Insurance.com for the quarter ended July 31, 2002, I, Scott Goldsmith, President of Prevention Insurance.com, hereby certify pursuant to 18 U.S.C ss 1350. as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002. to the best of my knowledge and belief that:

(1) Such form 10-QSB for the quarter ended October 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2) the information contained is such Form 10-QSB for the quarter ended October 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Prevention Insurance.com.




/s/ Scott Goldsmith
----------------------------------------------------
Scott Goldsmith, President Prevention Insurance.com